UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13215 Bee Cave Parkway, Suite B-300

Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INN	New York Stock Exchange
Series E Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Stock, $0.01 par value	INN-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2023, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). There were 106,901,576 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 90.81% of the outstanding shares of common stock on March 7, 2023, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect eight directors to the Company’s Board of Directors.

Name	For	Against	Abstain	Broker Non-Votes
Bjorn R.L. Hanson	88,548,616	2,395,721	30,015	6,108,160
Jeffrey W. Jones	89,913,195	1,037,538	23,619	6,108,160
Kenneth J. Kay	89,761,458	1,189,249	23,645	6,108,160
Mehul B. Patel	90,383,660	566,785	23,907	6,108,160
Amina Belouizdad Porter	89,024,341	1,925,961	24,050	6,108,160
Jonathan P. Stanner	90,203,358	742,122	28,872	6,108,160
Thomas W. Storey	88,560,562	2,384,965	28,825	6,108,160
Hope S. Taitz	75,101,846	15,848,754	23,752	6,108,160

All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the Company’s 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Proposal 2: To ratify the appointment of Ernst & Young LLP.

For	Against	Abstain	Broker Non-Votes
96,072,858	981,570	28,084	N/A

At the Annual Meeting, stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal 3: To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
87,422,835	3,508,711	42,806	6,108,160

At the Annual Meeting, stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Executive Vice President, General Counsel,
Dated: May 25, 2023		Chief Risk Officer and Secretary